Advanced Emissions Solutions, Inc.

NASDAQ: ADES

ADA
Advancing Cleaner Energy

CLEAN COAL
SOLUTIONS LLC.

BCSI
Keeping Industry Moving

2013 Third Quarter Conference Call November 7,2013 www.advancedemissionssolutions.com © 2013 Advanced Emissions Solutions, Inc. Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand;
the ability of our technologies to assist our customers in complying with government regulations and related matters.
These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.
Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.
SAFE HARBOR
© 2012-2013 Advanced Emissions Solutions, Inc. -2-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Third Quarter 2013 Review and Outlook

Dr. Michael Durham, President and CEO

-3- 2013 Advanced Emissions Solutions, Inc

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EC Revenues and Backlog ($millions)
EC Revenue
Backlog
$60
$50
$40
$30
$20
$10
$0
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

EMISSION CONTROL
MATS market developing as expected
ADES is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
$1-$2B market for consumables to control mercury starting in 2016
ADA has proprietary chemical additive for this market
© 2012-2013 Advanced Emissions Solutions, Inc. -4-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

UPDATE ON 28 REFINED COAL FACILITIES

100+
MT/yr
~25
MT/yr
8 facilities
leased/sold
~5
MT/yr
© 2012-2013 Advanced Emissions Solutions, Inc. -5-
10/29/13 A 12/31/13 3/31/14 12/31/14
3 facilities
CCS-operated
Additional 2
facilities in
full-time
operation
(using M-45-
PC™
technology)
All 28 RC facilities are expected to be in full-time operations by year end 2014
CCS expects to retain and operate, and/or participate in some RC facilities to generate tax credits sufficient to offset expected tax liability
Full-Time Operations Roadmap
2015 2021
Additional
4 facilities
in full-time
operation
Additional
11 facilities
in full-time
operation
28
facilities in
full-time
operation
TM

REFINED
COAL:
FINANCIAL
IMPACT
OF
GAAP
REPORTING
© 2012-2013 Advanced Emissions Solutions, Inc. -6-
CCS incurs no operating
costs for the RC facility
CCS receives ~$3-$4/ton in
rental income from RC
investor
CCS spends ~$3/T to
operate RC facility
CCS generates ~$7.50/T in
tax credits for its members
CCS incurs no operating
costs for the RC facility
CCS generates no value
RC facility
leased/sold
to RC
investor
RC facility
operated by
CCS
RC facility
not in full-
time
operation
* ADA’s 42.5% share of tax credits included in net deferred tax assets. NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $ -- $ --
Cash Received $ -- $ --
Tax Benefits Generated $ -- $ --
Status
Financial Impact
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $3.0 $12.0
Cash Received $ -- $ --
Tax Benefits Generated* ~$7.50 ~$30.0
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $ -- $ --
Cash Received $3.5 $14.0
Tax Benefits Generated $ -- $ --

Developing proprietary solid sorbent capture
technology to capture CO
2
from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I - $3.8 M, R&D at 1 KWe scale, Completed in
2011
Phase II - $20.5 M, 51-month contract to validate
technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013, Testing: 2014
Located at Southern Company’s Plant Miller
Advantages over competing technologies:
For customer: lower cost and less parasitic energy
For ADA: continuous revenues from sale of
proprietary chemical sorbents
CO
2
CAPTURE:
OVERVIEW
Pilot plant being assembled
at Plant Miller
© 2012-2013 Advanced Emissions Solutions, Inc. -7-

2013 Q3 REVIEW AND FINANCIAL RESULTS MARK M KINNIES, SVP AND CFO © 2013 Advanced Emissions Solutions, Inc -8- C

Clean Coal operated 10 RC facilities in 3Q13, 7 of which were leased or sold to RC investors
In 3Q13 the three RC facilities operated by Clean Coal incurred operating expenses of
$3.1M but generated $6.8M in tax credits
The operation of these units included $36M in pass-through coal purchases/sales
REFINED
COAL
© 2013 Advanced Emissions Solutions, Inc

$(000) 2013 2012
Coal sales 35,568 $                   59,021 $                   31,769 $
Rental and other income 20,270                       11,176                       12,419
Total RC Revenues 55,838 $                   70,197 $                   44,188 $
Cost of Revenues 39,626 $                   67,269 $                   36,167 $
Gross Profit 16,212 $                   2,928 $                      8,021 $
Gross Profit Margin Percentage 29% 4% 18%
Adjusted Gross Profit* 19,338 $                   11,041 $                   12,393 $
Adjusted Gross Profit Margin Percentage* 95% 99% 99%
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expense
See Appendix for explanation of non-GAAP measures.
Operating Statistics (millions)
Tons for leased facilities 5.3 2.8 2.6
Tons retained 1.0 2.5 1.2
Total tons treated 6.3 5.3 3.8
Tax Credits generated by JV 6.8 $                          16.1 $                        7.7 $
Tax Credits to ADA (42.5%) 2.9 $                          6.8 $                          3.3 $
For the Three Months Ended September 30,
For the Three
Months Ended
June 30, 2013

MATS rule finalized in March 2012- compliance by 2015/2016
3Q13 Revenues up 300% year-over-year, driven by MATS demand for ACI and DSI systems
Backlog at 9/30/13 stands at $56.6M, up from $33.2M at 6/30/2013
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $120 million
EMISSION
CONTROL
© 2013 Advanced Emissions Solutions, Inc

2013 2012
$(000)
Systems and equipment 12,094 $                   2,299 $                      9,915 $
Consulting and development 2,150                         968                             2,020
Chemicals 254                             213                             79
Total EC Revenues 14,498 $                   3,480 $                      12,014 $
Cost of Revenues 11,836 $                   2,683 $                      9,711 $
Gross Profit 2,662 $                      797 $                         2,303 $
Gross Profit Margin Percentage 18% 23% 19%
EC Segment Backlog 56,600 $                   3,900 $                      33,200 $
For the Three Months Ended September 30,
For the Three
Months Ended
June 30, 2013

In Phase II of DOE and Industry funded $20.5M 51-month contract to scale technology to 1MW
Project started in June 2012
Estimated completion of construction in 2014
Testing in Fall 2014
CO
2
CAPTURE
© 2013 Advanced Emissions Solutions, Inc

2013 2012
$(000)
Total CC Revenues 4,257 $                      676 $                         2,728 $
Cost of Revenues 3,998 $                      444 $                         2,458 $
Gross Profit 259 $                         232 $                         270 $
Gross Profit Margin Percentage 6% 34% 10%
Total Backlog 4,300 $                      14,600 $                   8,500 $
For the Three Months Ended September 30,
For the Three
Months Ended
June 30, 2013

FINANCIAL
RESULTS
© 2013 Advanced Emissions Solutions, Inc -12-
$(000) 2013 2012
Revenues 74,593 $                   74,353 $                   58,930 $
*Revenues excluding coal sales 39,025 $                   15,332 $                   27,161 $
Gross Margin Before Depreciation and Amortization 19,133 $                   3,957 $                      10,594 $
General and administrative 8,955 5,173 8,109
Research and development 976 882 577
Depreciation and amortization 1,433 1,239 1,347
Operating Income (Loss) 7,769 $                      (3,337) $                    561 $
Income from unconsolidated entity 547 232 274
Interest expense and other income, net (25) (115) (83)
Other expense (438) (848) (735)
Income (Loss) from Continuing Operations Before Income
Taxes and  Non-controlling interests 7,853 $                      (4,068) $                    17 $
Income taxes -                             -                             -
Non-controlling interests (6,262)                       120                             (3,195)
Net Income (Loss) Attributable to ADA 1,591 $                      (3,948) $                    (3,178) $
Net Income (Loss) Per Basic and Diluted Common
Share Attributable to ADA 0.16 $                        (0.39) $                      (0.32) $
Weighted Average Common Shares Outstanding 10,110                       10,017                       10,076
Weighted Average Diluted Common Shares Outstanding 10,278                       10,017                       10,076
*See page 15 for explanation of non-GAAP measure
For the Three Months Ended September  30,
For the Three
Months Ended
June 30, 2013

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

	9/30/13	12/31/12
Cash & Cash Equivalents	$14.7	$9.7
Working Capital*	$(15.3)	$(24.1)
Long-term Liabilities**	$20.8	$6.5
Shares Outstanding	10.1	10.0

BALANCE
SHEET
HIGHLIGHTS
$s in Millions
*Included in working capital at 9/30/13 is $50.2 million in deferred revenue.
Included in working capital at 12/31/12 are $21.2 million in deposits and $4.5  million in deferred revenue
** Long-term liabilities include $17.2 million and $0.9 million at 9/30/13 and 12/31/12 respectively, related to Clean Coal

© 2013 Advanced Emissions Solutions, Inc

APPENDIX -14- © 2013 Advanced Emissions Solutions, Inc

NON-GAAP
FINANCIAL
MEASURES

© 2013 Advanced Emissions Solutions, Inc
$(000) September 30, 2013 September 30, 2012 June 30, 2013
Coal sales and cost of raw coal 35,568 $                         59,021 $                      31,769 $
Operating costs of retained tonnage 3,126 $                           8,349 $                         4,372 $
Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. Adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.
For the Three Months Ended

CONTACTS
Graham Mattison
Vice President, Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO

© 2013 Advanced Emissions Solutions, Inc